AMENDMENT TO EMPLOYMENT AGREEMENT

          This Amendment to that certain Employment Agreement dated as of November 16, 1995 (the "Employment Agreement") between RhoMed Incorporated, a Delaware corporation ("RhoMed"), and Edward J. Quilty, an individual residing at 1031 Creamery Rd., Newtown, Pennsylvania 18940 (the "Executive"), is made and entered into as of _____________, 1996, by and among RhoMed, the Executive, and Palatin Technologies, Inc., a Delaware corporation of which RhoMed is a wholly-owned subsidiary ("Palatin").

          WHEREAS, Palatin desires to employ the Executive, and the Executive desires to be employed by Palatin, on the same terms and capacities as are contemplated in the Employment Agreement, by amending the Employment Agreement to effect such employment, and whereas RhoMed has consented to such arrangement;

          WHEREAS, the Executive, RhoMed and Palatin have determined that it is in the best interest of the parties to this Amendment to clarify certain of the terms of the Employment Agreement.

          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1. Effective as of _________, 1996, RhoMed will not be a party to the Employment Agreement and the Employment Agreement shall from such time and thereafter be between Palatin and the Executive, and all references in the Employment Agreement to "RhoMed" shall be references to "Palatin."

          2.  The  merger  of  Palatin's  wholly-owned   subsidiary,   Interfilm
Acquisition Corporation, with and into RhoMed on June 25, 1996 (the "Merger") was not intended to and did not constitute a "change-in-control" under Paragraph C of Article FIFTH of the Employment Agreement.

          Upon the execution hereof, each reference in the Employment Agreement to "the Employment Agreement", "this Agreement", "hereby", "hereunder", "herein", "hereof" or words of like import referring to the Employment Agreement shall mean and refer to the Employment Agreement as amended by this Amendment to the Employment Agreement. All other provision of the Employment Agreement shall remain in full force and effect except and to the extent explicitly amended hereby.

          This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.

          IN WITNESS WHEREOF, the parties hereto have signed this Amendment or caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.


PALATIN TECHNOLOGIES, INC.                    RHOMED INCORPORATED


     /s/ Edward J. Quilty                        /s/ John J. McDonough
By:-----------------------                    By:----------------------
Name: E. J. Quilty                            Name: John J. McDonough
Title: Chairman & CEO                         Title: VP & CFO


     /s/ Edward J. Quilty
By:-----------------------
     Edward J. Quilty


























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